UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2018 (May 7, 2018)

Gray Television, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-13796	58-0285030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

4370 Peachtree Road, Atlanta GA	30319
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 504-9828

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to Item 5.07 of this Current Report on Form 8-K. On May 7, 2018, Gray Television, Inc. (the “Company”) filed Articles of Amendment (the “Amendment”) to its Restated Articles of Incorporation to (1) increase the number of authorized shares of common stock, no par value per share (“common stock”), from 100 million shares to 200 million shares and (2) increase the number of authorized shares of Class A common stock, no par value per share (“Class A common stock”), from 15 million shares to 25 million shares. A copy of the Company’s Restated Articles of Incorporation, as amended, is filed as Exhibit 3.1 hereto and is incorporated herein by reference. The Amendment was approved by shareholders at the Company’s Annual Meeting of Shareholders held on May 7, 2018 (the “Annual Meeting”).

Item 5.07 – Submission of Matters to a Vote of Security Holders

The results of voting on the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting were as follows:

Proposal No. 1 (Election of Directors):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hilton H. Howell, Jr.	110,179,635	2,202,807	29,044,548
Howell W. Newton	109,434,540	2,947,902	29,044,548
Richard L. Boger	108,256,323	4,126,119	29,044,548
T.L. Elder	110,159,499	2,222,943	29,044,548
Luis A. Garcia	111,230,500	1,151,942	29,044,548
Richard B. Hare	111,244,426	1,138,016	29,044,548
Robin R. Howell	109,481,385	2,901,057	29,044,548
Elizabeth R. Neuhoff	109,483,341	2,899,101	29,044,548
Hugh E. Norton	108,859,480	3,522,962	29,044,548

 Proposal No. 2 (Approval of an amendment to the Company’s Restated Articles of Incorporation to increase to the number of shares of common stock and Class A common stock authorized for issuance thereunder):

	Votes For	Votes Against	Abstain
Common stock and Class A common stock, voting together	131,581,137	9,004,775	841,078
Common stock, voting separately	67,786,947	8,255,705	704,328
Class A common stock, voting separately	63,794,190	749,070	136,750

Proposal No. 3 (Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2018):

Votes For	Votes Against	Abstain
140,429,259	392,316	605,415

Proposal No. 4 (Non-binding, advisory shareholder proposal requesting that the Board of Directors of the Company provide holders of the Company’s Class A common stock with the right to annually convert 1% of the outstanding Class A common stock into shares of common stock):

Votes For	Votes Against	Abstain	Broker Non-Votes
10,164,772	63,299,165	38,918,501	29,044,550

The Board of Directors of the Company will consider the results of the shareholder vote as it continues to evaluate whether it would be in best interests of the Company and the shareholders to take further action.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
3.1	Restated Articles of Incorporation of Gray Television, Inc., as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

By:	/s/ James C. Ryan
Name: James C. Ryan
Title: Executive Vice President and Chief Financial Officer

Date: May 8, 2018

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